Retirement Benefit Plans - Amounts Recognized in Consolidated Accumulated Other Comprehensive Loss (Detail) (USD $) In Thousands, unless otherwise specified	Jan. 31, 2013	Jan. 31, 2012
Accumulated other comprehensive loss:
Unrecognized net actuarial loss	$ 6,903	$ 5,002
Unrecognized net transition obligation	32	14
Unrecognized prior service costs	94	103
Net amount recognized in accumulated other comprehensive loss	$ 7,029	$ 5,119